UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2012

Bio-Matrix Scientific Group, Inc.
(Exact Name of Company as Specified in Charter)

Delaware	0-32201	33-0824714
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4700 Spring Street, St 304
La Mesa California, 91942
 (Address of Principal Executive Offices, Zip Code)

Company’s telephone number, including area code: (619) 702-1404

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On December 4, 2012 the Board of Directors of Bio-Matrix Scientific Group, Inc. (the “Registrant” or the “Company”) approved of the dismissal of Anton and Chia, LLP (“Anton”) as the Registrant’s independent registered public accounting firm.

Since September 27, 2012 (the date on which Anton has been engaged as the Registrant’s independent registered public accounting firm) Anton has neither reviewed nor audited any of the financial statements of the Registrant.  Therefore, no reports of Anton  on the Registrant’s financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles as no such reports have been prepared.

During the registrant's two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with Anton whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Anton’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements.

During the Registrant's two most recent fiscal years and the subsequent interim periods thereto there were no disagreements with Kennedy, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Kennedy’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the Registrant's financial statements.

The Company provided Anton with a copy of this disclosure set forth under this Item 4.01 and has requested Anton to furnish a letter addressed to the Securities & Exchange Commission stating whether or not Kennedy agrees with the above statements.

A copy of this letter from Anton is attached hereto as Exhibit 16.1.

(b) On December 4, 2012, the Board of Directors of the Registrant, acting as the Registrant's Audit Committee, approved the engagement of Seale and Beers, Certified Public Accountants LLC (“S&B”) as its independent auditor. On same date, December 4, 2012, the accounting firm of S&B was engaged as the Registrant's new independent registered public accounting firm.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT INDEX

Exhibit 16.1	LETTER FROM ANTON AND CHIA, LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-MATRIX SCIENTIFIC GROUP, INC.

By: /s/David R. Koos
__________

David R. Koos
Chief Executive Officer

Dated: December 6, 2012